UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	July 1, 2019
(July 1, 2019)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address Of Principal Executive Offices and Telephone Number	Identification No.

001-32462	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

001-06986	Public Service Company of New Mexico	85-0019030
(A New Mexico Corporation)
414 Silver Ave. SW
Albuquerque, New Mexico 87102-3289
(505) 241-2700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 40.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 40.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of exchange on which registered
PNM Resources, Inc.	Common Stock, no par value	PNM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
As previously reported on PNM Resources, Inc.’s (“PNMR”) Current Reports on Form 8-K filed with the Securities Exchange Commission on January 31, 2019 and January 2, 2019, on December 31, 2018, PNMR’s wholly-owned subsidiary, Public Service Company of New Mexico (“PNM”) submitted a filing to the New Mexico Public Regulation Commission (“NMPRC”) indicating that PNM expects to retire its share of San Juan Generating Station (“SJGS”) in mid-2022 (subject to NMPRC approval). In its December 31, 2018 filing, PNM indicated that it would have sufficient information by the second quarter of 2019 to submit a consolidated filing to the NMPRC requesting approval for the abandonment of PNM’s share of SJGS and for replacement generation capacity.
On July 1, 2019, PNM filed a consolidated application with the NMPRC requesting approval for the abandonment of SJGS, for procurement of proposed replacement generation resources, and for the authority to issue approximately $361 million of “energy transition bonds” (the “Application”). Under New Mexico state law, energy transition bonds are designed to be highly rated, are secured by “energy transition property,” are non-recourse to the issuing utility, and must be repaid by a non-bypassable charge paid by all PNM customers. These customer charges are subject to an adjustment mechanism designed to provide for timely and complete payment of principal and interest due under the energy transition bonds.
The Application can be found on PNMR’s website (http://www.pnmresources.com/investors/rates-and-filings.aspx). Additional information related to the application has been posted on PNMR’s website at (http://www.pnmresources.com/investors/events-and-presentations.aspx). The contents of these websites are not otherwise incorporated into this Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific references in such a filing.

Item 8.01 Other Events.
The first two paragraphs of Item 7.01 above are incorporated into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated July 1, 2019 (furnished not filed)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.
PNM RESOURCES, INC.
PUBLIC SERVICE COMPANY OF NEW MEXICO
(Registrants)

Date: July 1, 2019             /s/ Joseph D. Tarry
Joseph D. Tarry
Vice President, Controller and Treasurer
(Officer duly authorized to sign this report)